Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    December 31, 2017

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	2/1/2018	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    December 1, 2017 to December 31, 2017

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$4,122,454.76	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	957,282.47		21,744,654.44
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$957,282.47		$21,744,654.44

3.	Cash Disbursements
	Operations	1,187,891.31		25,552,419.21
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	48,070.37		2,095,829.27
	Professional fees paid from retainer (e.g. COLTAF accts)	0		254,321.60
	Other	0		36,063.18

	Total Cash Disbursements	$1,235,961.68		$27,938,633.26

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	(278,679.21)		(6,193,978.82)

5.	Ending Cash Balance (to Form 2-C)	$3,843,775.55	(2)	$3,843,775.55	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	3,479,376.16

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	ANB Bank - 2000007113	174,113.14

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	190,286.25

TOTAL (must agree with Ending Cash Balance above)		$3,843,775.55	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    December 1, 2017 to December 31, 2017

CASH RECEIPTS DETAIL	Account No:	2000004201

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
12/1/2017	AETHON ENERGY OPERATING LLC	Revenue - non-operated properties	$931.78
12/1/2017	Anadarko Petroleum Corp.	Revenue - non-operated properties	5,180.15
12/1/2017	Crestone Peak Resources	Revenue - non-operated properties	70.03
12/1/2017	EOG Resources, Inc.	Revenue - non-operated properties	61.03
12/1/2017	Eighty-Eight Oil LLC	Revenue - non-operated properties	199.08
12/1/2017	K.P. Kauffman Company, Inc.	Revenue - non-operated properties	120.56
12/1/2017	Kerr-McGee Oil & Gas	Revenue - non-operated properties	1,134.43
12/1/2017	MCL 1 OIL & GAS WYOMING 1	Revenue - non-operated properties	21.85
12/1/2017	POC-I, LLC	Revenue - non-operated properties	225.14
12/1/2017	Peak Powder River Resoures LLC	Revenue - non-operated properties	1,242.08
12/1/2017	SM Energy	Revenue - non-operated properties	193.24
12/1/2017	Shell Trading	Revenue - non-operated properties	20,169.08
12/1/2017	Sheridan Production Co., LLC	Revenue - non-operated properties	113.71
12/1/2017	XTO Energy	Revenue - non-operated properties	598.5
12/1/2017	Warren Resources, Inc.	Joint interest billing reimbursement	57,048.57
12/1/2017	ANB BANK	Interest income	11.34
12/1/2017	ANB BANK	Interest income	1.76
12/1/2017	Wells Fargo Bank West	Interest income	0.18
12/8/2017	BreitBurn Operating LP	Revenue - non-operated properties	587.55
12/8/2017	Carbon Creek Energy, LLC	Revenue - non-operated properties	763.31
12/8/2017	Continental Resources, Inc.	Revenue - non-operated properties	2,146.40
12/8/2017	GMT Exploration Co., LLC	Revenue - non-operated properties	1,809.67
12/8/2017	Hilcorp Energy Company	Revenue - operated properties	1,210.80
12/8/2017	Oasis Petroleum North America	Revenue - non-operated properties	1,220.06
12/8/2017	Oasis Petroleum North America	Revenue - non-operated properties	4,328.82
12/8/2017	Statoil Oil & Gas LP	Revenue - non-operated properties	200
12/8/2017	URBAN OIL & GAS GROUP, LLC	Revenue - non-operated properties	542.34
12/8/2017	Warren Resources, Inc.	Revenue - non-operated properties	455.02
12/8/2017	Zavanna, LLC	Revenue - non-operated properties	1,328.69
12/8/2017	Chinn Family LTD Partnership	Joint interest billing reimbursement	24.05
12/8/2017	HHE - AS - 2005	Joint interest billing reimbursement	367.21
12/8/2017	Providence Energy Corp.	Joint interest billing reimbursement	9.92
12/8/2017	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	45.68
12/8/2017	Tundra Resources LLC	Joint interest billing reimbursement	5.47
12/14/2017	Black Bear Oil Corp.	Revenue - non-operated properties	2.25
12/14/2017	Chinn Family LTD Partnership	Joint interest billing reimbursement	11.74
12/14/2017	Freeport-McMoRan Oil & Gas LLC	Joint interest billing reimbursement	27.9
12/14/2017	Jackal Oil Company	Joint interest billing reimbursement	183.61
12/14/2017	Keith L. Mohl & Marlene Mohl,	Joint interest billing reimbursement	79.79
12/14/2017	McCartney Minerals, LLC	Joint interest billing reimbursement	726.54
12/14/2017	PetroHill Resources, LLC	Joint interest billing reimbursement	597.09
12/14/2017	Warren Resources, Inc.	Joint interest billing reimbursement	50,085.01
12/14/2017	Nalco Company	Misc	361.67
12/20/2017	Cimarex Energy Co.	Revenue - non-operated properties	160.81
12/20/2017	EOG Resources, Inc.	Revenue - non-operated properties	58.25
12/20/2017	North Shore Exploration & Prod	Revenue - non-operated properties	529.56
12/20/2017	POC-I, LLC	Revenue - non-operated properties	550.73

12/20/2017	Plains Marketing, L.P.	Revenue - operated properties	21,538.73
12/20/2017	Cajun-Ivy Investments	Joint interest billing reimbursement	853.45
12/20/2017	Providence Energy Corp.	Joint interest billing reimbursement	1,510.49
12/20/2017	Thunder Oil and Gas	Joint interest billing reimbursement	138.07
12/21/2017	XTO Energy	Revenue - non-operated properties	14,534.85
12/22/2017	XTO Energy	Revenue - non-operated properties	863.65
12/26/2017	ConocoPhillips Company	Revenue - non-operated properties	23,660.37
12/27/2017	Eighty-Eight Oil LLC	Revenue - non-operated properties	108.86
12/27/2017	GMT Exploration Co., LLC	Revenue - non-operated properties	1,296.27
12/27/2017	Hilcorp Energy Company	Revenue - non-operated properties	1,254.32
12/27/2017	K.P. Kauffman Company, Inc.	Revenue - non-operated properties	117.92
12/27/2017	Kerr-McGee Oil & Gas	Revenue - non-operated properties	672.82
12/27/2017	Peak Powder River Resoures LLC	Revenue - non-operated properties	1,071.47
12/27/2017	SM Energy	Revenue - non-operated properties	197.94
12/27/2017	Shell Trading	Revenue - operated properties	55,248.15
12/27/2017	Warren Resources, Inc.	Revenue - non-operated properties	480.04
12/27/2017	Wexpro Company	Revenue - non-operated properties	42.27
12/27/2017	XTO Energy	Revenue - non-operated properties	208.2
12/27/2017	Freeport-McMoRan Oil & Gas LLC	Joint interest billing reimbursement	64.11
12/27/2017	Mike Bonds	Joint interest billing reimbursement	732.04
12/27/2017	Wind River Resources	Joint interest billing reimbursement	28.95
12/29/2017	Amazon	Misc refund from Amazon.com	44.24
12/29/2017	Summit Energy LLC	Revenue - operated properties	676,852.06

		Total Cash Receipts	$957,261.72	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    December 1, 2017 to December 31, 2017

CASH RECEIPTS DETAIL	Account No:	2000007113

 (attach additional sheets as necessary)

Date	Payer	Description	Amount

12/29/2017	ANB Bank	December 2017 interest	20.75

		Total Cash Receipts - Operations	$20.75	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    December 1, 2017 to December 31, 2017

CASH DISBURSEMENTS DETAIL	Account No:	2000004201

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
12/1/2017	EFT	Echometer Company	Echometer Company	$186.75
12/4/2017	EFT	SP Plus Corporation	SP Plus Corporation	855.00
12/4/2017	EFT	Towne Park	Towne Park	242.99
12/5/2017	EFT	Co-Advantage	Co-Advantage	1,519.61
12/4/2017	EFT	CED Inc.	CED Inc.	181.84
12/6/2017	EFT	H-Mac Systems, Inc	H-Mac Systems, Inc	1,102.98
12/6/2017	EFT	Rtd	Rtd	1,089.00
12/7/2017	EFT	Amazon	Amazon	297.26
12/18/2017	EFT	Winn-Marion Barber, LLC	Winn-Marion Barber, LLC	2,415.05
12/8/2017	EFT	Kilburn Tire Co., Inc.	Kilburn Tire Co., Inc.	1,129.35
12/12/2017	EFT	Colorado Secretary of State	Colorado Secretary of State	10.00
12/12/2017	EFT	CED Inc.	CED Inc.	124.96
12/19/2017	EFT	UPS	UPS	55.44
12/19/2017	EFT	Microsoft	Microsoft	125.79
12/21/2017	EFT	Francotyp-Postalia, Inc.	Francotyp-Postalia, Inc.	400.00
12/26/2017	EFT	Start Meeting	Start Meeting	26.90
12/26/2017	EFT	Wyoming Depart of Revenue	Wyoming Depart of Revenue	42,445.01
12/29/2017	EFT	Office of Natural Resources	Office of Natural Resources	83,113.99
12/1/2017	47604	Alsco	Alsco	1,249.06
12/1/2017	47605	Bracewell LLP	Bracewell LLP	5,658.00
12/1/2017	47606	Complete Energy Services, Inc.	Complete Energy Services, Inc.	5,830.00
12/1/2017	47607	DNOW L.P.	DNOW L.P.	636.28
12/1/2017	47608	Hein & Associates	Hein & Associates	4,875.00
12/1/2017	47609	Homax Oil Sales Inc.	Homax Oil Sales Inc.	843.52
12/1/2017	47610	Jacam Chemicals 2013, LLC	Jacam Chemicals 2013, LLC	18,448.72
12/1/2017	47611	KLX Energy Services LLC	KLX Energy Services LLC	6,054.85
12/1/2017	47612	Nathan Habel	Nathan Habel	222.51
12/1/2017	47613	Onsager | Fletcher |	Onsager | Fletcher |	9,536.33
12/1/2017	47614	Rosemont WTC Denver	Rosemont WTC Denver	8,529.45
12/1/2017	47615	Skyline Motors Inc.	Skyline Motors Inc.	1,569.30
12/1/2017	47616	Source Equipment	Source Equipment	3,173.00
12/1/2017	47617	Support.com, Inc.	Support.com, Inc.	2,111.00
12/1/2017	47618	Valley Backhoe & Construction	Valley Backhoe & Construction	5,697.20
12/1/2017	47619	Warren Energy Services	Warren Energy Services	69,193.36
12/1/2017	47620	Warren Resources, Inc.	Warren Resources, Inc.	120,681.44
12/1/2017	47621	Winchester Well Service, Inc.	Winchester Well Service, Inc.	21,162.34
12/1/2017	47622	Zedi	Zedi	560.00
12/1/2017	47623	Summit County	Summit County	52.89
12/8/2017	47624	361 Services Inc	361 Services Inc	7,428.00
12/8/2017	47625	Adam Fenster	Adam Fenster	442.62
12/8/2017	47626	All American Records	All American Records	183.73
12/8/2017	47627	Alsco	Alsco	285.91
12/8/2017	47628	Baggs Testing & Rental Inc.	Baggs Testing & Rental Inc.	4,335.00
12/8/2017	47629	Bob Hunter	Bob Hunter	401.96

12/8/2017	47630	Bracewell LLP	Bracewell LLP	3,381.00
12/8/2017	47631	Calibration Tech. & Supply Inc	Calibration Tech. & Supply Inc	612.30
12/8/2017	47632	Complete Energy Services, Inc.	Complete Energy Services, Inc.	1,321.20
12/8/2017	47633	Culligan, Inc.	Culligan, Inc.	32.33
12/8/2017	47634	Department of Revenue	Department of Revenue	27.22
12/8/2017	47635	Dubois Telephone Exchange	Dubois Telephone Exchange	240.19
12/8/2017	47636	Dustin Habel	Dustin Habel	372.70
12/8/2017	47637	EON Office	EON Office	259.87
12/8/2017	47638	H2E Incorporated	H2E Incorporated	5,036.25
12/8/2017	47640	High Country Search Group	High Country Search Group	504.00
12/8/2017	47641	High Desert Services	High Desert Services	988.00
12/8/2017	47642	Homax Oil Sales Inc.	Homax Oil Sales Inc.	1,433.75
12/8/2017	47643	Knigge Trucking	Knigge Trucking	363.00
12/8/2017	47644	Konica Minolta	Konica Minolta	616.31
12/8/2017	47645	Patrick R. Sheehan	Patrick R. Sheehan	700.00
12/8/2017	47646	RPA Advisors, LLC	RPA Advisors, LLC	10,008.75
12/8/2017	47647	Rebecca Deck HR Consulting	Rebecca Deck HR Consulting	385.00
12/8/2017	47648	Robidoux Oilfield Services	Robidoux Oilfield Services	168.53
12/8/2017	47649	Rocky Mountain Power	Rocky Mountain Power	126,206.40
12/8/2017	47650	Ron's Contract Pumping Serv.	Ron's Contract Pumping Serv.	603.00
12/8/2017	47651	Shelco	Shelco	1,618.86
12/8/2017	47652	Skyline Motors Inc.	Skyline Motors Inc.	3,528.34
12/8/2017	47653	Source Equipment	Source Equipment	11,489.80
12/8/2017	47654	Transzap, Inc.	Transzap, Inc.	161.07
12/8/2017	47655	Union Telephone Company	Union Telephone Company	931.12
12/8/2017	47656	United Supply of the Rockies	United Supply of the Rockies	16.29
12/8/2017	47657	Verizon Wireless	Verizon Wireless	75.57
12/8/2017	47658	Winchester Well Service, Inc.	Winchester Well Service, Inc.	15,650.97
12/8/2017	47659	ZOCO Unlimited, Inc.	ZOCO Unlimited, Inc.	750.00
12/15/2017	47660	361 Services Inc	361 Services Inc	3,154.25
12/15/2017	47661	Brent Hathaway	Brent Hathaway	7,500.00
12/15/2017	47662	Compuforms Data Products	Compuforms Data Products	180.18
12/15/2017	47663	High Country Search Group	High Country Search Group	1,512.00
12/15/2017	47664	Jacam Chemicals 2013, LLC	Jacam Chemicals 2013, LLC	2,782.50
12/15/2017	47665	NOV Process & Flow	NOV Process & Flow	621.36
12/15/2017	47666	Norco, Inc	Norco, Inc	276.85
12/15/2017	47667	Office of State Lands & Invest	Office of State Lands & Invest	5,135.89
12/15/2017	47668	Oil & Gas Conservation Comm.	Oil & Gas Conservation Comm.	354.05
12/15/2017	47669	Powder River Energy Group	Powder River Energy Group	436.07
12/15/2017	47670	Rawlins Automotive, Inc.	Rawlins Automotive, Inc.	280.28
12/15/2017	47671	Roy G. Cohee	Roy G. Cohee	7,500.00
12/15/2017	47672	Taylor Simonton	Taylor Simonton	7,500.00
12/15/2017	47673	Winchester Well Service, Inc.	Winchester Well Service, Inc.	18,608.39
12/21/2017	47686	361 Services Inc	361 Services Inc	3,223.75
12/21/2017	47687	Anadarko E&P Onshore LLC	Anadarko E&P Onshore LLC	3,996.21
12/21/2017	47688	Burlington Resources	Burlington Resources	27,934.43
12/21/2017	47689	C&G Roustabout Services, LLC	C&G Roustabout Services, LLC	960.56
12/21/2017	47690	CSI Compressco Sub Inc.	CSI Compressco Sub Inc.	12,134.90
12/21/2017	47691	Complete Energy Services, Inc.	Complete Energy Services, Inc.	2,750.00
12/21/2017	47692	Computershare Trust Co, Inc.	Computershare Trust Co, Inc.	544.01
12/21/2017	47693	Continental Resources, Inc.	Continental Resources, Inc.	3,668.46
12/21/2017	47694	DNOW L.P.	DNOW L.P.	14,528.62

12/21/2017	47695	Davis Family Inc.	Davis Family Inc.	518.83
12/21/2017	47696	Dustin Habel	Dustin Habel	128.57
12/21/2017	47697	EON Office	EON Office	65.04
12/21/2017	47698	GMT Exploration Comp. LLC	GMT Exploration Comp. LLC	3,724.80
12/21/2017	47699	GTT Communications, Inc	GTT Communications, Inc	963.68
12/21/2017	47700	High Country Search Group	High Country Search Group	9,272.54
12/21/2017	47701	Hilcorp Energy Company	Hilcorp Energy Company	1,978.31
12/21/2017	47702	Homax Oil Sales Inc.	Homax Oil Sales Inc.	1,015.79
12/21/2017	47703	ICO Inspection Services	ICO Inspection Services	1,256.34
12/21/2017	47704	Jacam Chemicals 2013, LLC	Jacam Chemicals 2013, LLC	25,730.36
12/21/2017	47705	KLX Energy Services LLC	KLX Energy Services LLC	4,823.00
12/21/2017	47706	Kerr McGee Oil & Gas Onshore	Kerr McGee Oil & Gas Onshore	18.27
12/21/2017	47707	Linn Energy LLC	Linn Energy LLC	33.16
12/21/2017	47708	Oasis Petroleum North America	Oasis Petroleum North America	155.36
12/21/2017	47709	Onsager | Fletcher |	Onsager | Fletcher |	14,611.29
12/21/2017	47710	Sky Blue Enterprises, Inc.	Sky Blue Enterprises, Inc.	1,515.80
12/21/2017	47711	Support.com, Inc.	Support.com, Inc.	2,111.00
12/21/2017	47712	URBAN OIL & GAS GROUP, LLC	URBAN OIL & GAS GROUP, LLC	480.45
12/21/2017	47713	United Supply of the Rockies	United Supply of the Rockies	80.27
12/21/2017	47714	Winchester Well Service, Inc.	Winchester Well Service, Inc.	15,261.96
12/28/2017	47715	Alsco	Alsco	921.95
12/28/2017	47716	Davis Construction	Davis Construction	1,740.00
12/28/2017	47717	Homax Oil Sales Inc.	Homax Oil Sales Inc.	3,961.75
12/28/2017	47718	Insurance Risk Partners, LLC	Insurance Risk Partners, LLC	5,810.00
12/28/2017	47719	Ron's Contract Pumping Serv.	Ron's Contract Pumping Serv.	603.00
12/28/2017	47720	Rosemont WTC Denver	Rosemont WTC Denver	8,229.45
12/28/2017	47721	Shelco	Shelco	1,618.86
12/28/2017	47722	Source Equipment	Source Equipment	3,142.91
12/28/2017	47723	True Value of Rawlins	True Value of Rawlins	10.59
12/28/2017	47724	Warren Energy Services	Warren Energy Services	66,172.57
12/28/2017	47725	Warren Resources, Inc.	Warren Resources, Inc.	185,911.37
12/19/2017	47674	3GRLS LLC	3GRLS LLC	73.96
12/19/2017	47675	Anne Wilcoxson	Anne Wilcoxson	207.98
12/19/2017	47676	Belinda R. Ervin	Belinda R. Ervin	103.99
12/19/2017	47677	Charlene A. Carpenter	Charlene A. Carpenter	177.48
12/19/2017	47678	Corinthian Believer Fellowship	Corinthian Believer Fellowship	831.92
12/19/2017	47679	Janice Bacon Walker	Janice Bacon Walker	207.98
12/19/2017	47680	Lubnau, LLC	Lubnau, LLC	174.71
12/19/2017	47681	M. G. Cook	M. G. Cook	87.35
12/19/2017	47682	Mullinnix LLC	Mullinnix LLC	757.98
12/19/2017	47683	Paula Kay Herzog	Paula Kay Herzog	103.99
12/19/2017	47684	Wesley R. Clark	Wesley R. Clark	207.98
12/19/2017	47685	William C. Eiland	William C. Eiland	415.96
12/15/2017	EFT	CoAdvantage	CoAdvantage	74,677.00
12/29/2017	EFT	CoAdvantage	CoAdvantage	48,506.16
12/13/2017	EFT	ANB Bank	ANB Bank	12.00

			Total Cash Disbursements - Operating	$1,235,961.68	(1)

			Total Cash Disbursements	$1,235,961.68

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    December 31, 2017

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$3,843,776	$10,037,754
Accounts Receivable (from Form 2-E)		1,237,214	1,843,543
Receivable from Officers, Employees, Affiliates		37,697	408,716
Inventory		2,244,154	1,995,798
Other Current Assets :(List)	Cash held in escrow	283,877	303,393
	Prepaid expenses and deposits	223,828	709,197
	Hedge-related current assets	-	203,570
Total Current Assets		$7,870,546	$15,501,971

Fixed Assets (at cost):
Land		$1,169,006	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,984,499	166,099,098
Total Fixed Assets		168,153,505	167,268,109
Less: Accumulated Depreciation		(124,396,388)	(107,050,551)
Net Fixed Assets		$43,757,117	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	204,484	104,484
TOTAL ASSETS		$57,104,665	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$899,855	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		281,834	-
Post-petition Taxes Payable (from Form 2-E)		1,120,495	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	363,020	-
	Other accrued liabilities and expenses	1,306,738	-
	Payable to affiliate	964,165
Total Post Petition Liabilities		4,936,107	$2,548

Pre Petition Liabilities:
Secured Debt		41,099,202	42,874,598
Priority Debt		111,279	178,428
Unsecured Debt		10,597,742	11,429,928
Total Pre Petition Liabilities		51,808,223	54,482,954

TOTAL LIABILITIES		$56,744,330	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(26,245,575)	-
TOTAL OWNERS' EQUITY		$360,335	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$57,104,665	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules. REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    December 1, 2017 to December 31, 2017

	Current	Accumulated
	Month	Total (1)

Gross Operating Revenue	$770,340	$18,861,064
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$770,340	$18,861,064

Cost of Goods Sold	776,965	19,908,493

Gross Profit	$(6,625)	$(1,047,429)

Operating Expenses:
Officer Compensation	$27,693	$885,080
Selling, General and Administrative	46,405	2,379,159
Rents and Leases	8,229	237,773
Depreciation, Depletion and Amortization	670,696	17,345,840
Other (list):	0	0
	0	0

Total Operating Expenses	$753,023	$20,847,852

Operating Income (Loss)	$(759,648)	$(21,895,281)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	(217,122)
Interest Income	81	4,991
Interest Expense	(49,880)	(1,608,236)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(49,799)	$(1,820,367)

Reorganization Expenses
Legal and Professional Fees	$98,061	$2,448,225
Other Reorganization Expense	0	81,702

Total Reorganization Expenses	$98,061	$2,529,927

Net Income (Loss) Before Income Taxes	$(907,508)	$(26,245,575)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(907,508)	$(26,245,575)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    December 1, 2017 to December 31, 2017

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	25,593	(25,593)	$ -
Employee FICA taxes withheld	$ -	8,444	(8,444)	$ -
Employer FICA taxes	$ -	8,378	(8,378)	$ -
Unemployment taxes	$ -			$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -			$ -
Other:_state income tax withheld	$ -	3,773	(3,773)	$ -
Local
Personal property taxes	$ 933,782	53,379	(53)	$ 987,107
Real property taxes	$ -			$ -
Other:_Severance, Conservation and Occupational Taxes	$ 124,718	51,508	(42,838)	$ 133,388
			Total unpaid post-petition taxes	$ 1,120,495
(1) For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2018	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	7/6/2018	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2018	9/30/2018
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2018	9/30/2018
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2018	9/30/2018
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	EXPIRED
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    December 1, 2017 to December 31, 2017

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables				45,341	45,341
Post-petition receivables	1,110,739	(527)	1,227	80,433	1,191,873
Total	1,110,739	(527)	1,227	125,774	1,237,214

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	478,634	40,517	8,968	371,736	899,855
Other Payables
Total	478,634	40,517	8,968	371,736	899,855

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel		$15,202	($24,148)		$110,511
Counsel for Unsecured
Creditors' Committee		$28,358			$87,478
Trustee's Counsel
Accountant			($4,875)		$10,500
Creditor Counsel	$190,286	$40,855	($9,039)		$40,856
Creditor Advisors		$13,646	($10,009)		$25,940
Other:					$6,549
Total	$190,286	$98,061	($48,070)		$281,834
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Adam Fenster	Chief Financial Officer		Compensation - 12/1, 12/15, 12/29		27,693
Adam Fenster	Chief Financial Officer		Expense reimbursement		443
Brent Hathaway	Director		Board compensation		7,500
Roy G. Cohee	Director		Board compensation		7,500
Taylor Simonton	Director		Board compensation		7,500

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           December 31, 2017

			Cash	Quarterly		Date
Month	Year		Disbursements **	Fee Due	Check No.	Paid

January	2017		$857,879
February	2017		$ 997,200
March	2017		$ 1,118,447

TOTAL 1st Quarter			$ 2,973,527	$ 9,750	46740	April 20, 2017

April	2017		$ 1,287,849
May	2017		$ 713,750
June	2017		$ 1,664,908

TOTAL 2nd Quarter			$ 3,666,507	$ 10,400	47067	July 20, 2017

July	2017		$ 867,559
August	2017		$ 863,547
September	2017		$ 1,102,429

TOTAL 3rd Quarter			$ 2,833,535	$ 9,750	47477	October 20, 2017

October	2017		$ 821,525
November	2017		$ 997,241
December	2017		$ 1,235,962

TOTAL 4th Quarter			$ 3,054,728	$ 9,750	47794	January 19, 2018

FEE SCHEDULE (as of DECEMBER 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee		Quarterly Disbursements		Fee
$0 to $14,999.....................		$325		$1,000,000 to $1,999,999....................		$6,500
$15,000 to $74,999.............		$650		$2,000,000 to $2,999,999...................		$9,750
$75,000 to $149,999.............		$975		$3,000,000 to $4,999,999.....................		$10,400
$150,000 to $224,999.........		$1,625		$5,000,000 to $14,999,999 …….		$13,000
$225,000 to $299,999..........		$1,950		$15,000,000 to $29,999,999….		$20,000
$300,000 to $999,999.........................		$4,875		$30,000,000 or more		$30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    December 31, 2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from December 1st through December 31st, there were no material unusual or non-recurring accounting transactions recorded in the accompanying financial statements.

The Debtor continues to pursue a joint sale of its Atlantic Rim coalbed methane properties, along with Warren Resources, Inc., and will file any related sale documents with the Court accordingly.

In December 2017, the Debtor executed purchase and sales agreements with third-parties for the sale of its North Dakota/Montana (Bakken) properties and the sale of an oil well in Wyoming. The Debtor subsequently filed sales motions with the Court and an order granting these sales motions was granted in January 2018. The Debtor subsequently closed on the sales of these assets, receiving net proceeds of $713,750.

Other significant events after the close of the reporting period:

On January 3, 2018 the United States Trustee filed a motion to dismiss or convert the Debtor’s Chapter 11 case based on the substantial or continuing loss to or diminution of the estate and the absence of any current plan of reorganization. The Debtor anticipates objecting to the US Trustee’s motion, with a response due by February 13, 2018 and a hearing on the motion set for February 23, 2018.

On January 12, 2018, the Court held a status update hearing where the Debtor provided the Court with an update of the events that had taken place since it filed its bankruptcy petition, including its ongoing efforts to sell its assets during the past year. The Secured Lender proposed continuing efforts to sell the Debtor’s assets for another month, at which time it would make a decision on how it would like to proceed in light of the Trustee’s motion to dismiss or convert, depending on the status of any then-pending agreements to sell the Debtor’s assets.

Rev. 1/15/14